Exhibit 99.1 Joint Filer Information

   Name: Accel VIII L.P.                                            Name: Wagner, J. Peter
   Address: 428 University Avenue, Palo Alto, CA 94301              Address: 428 University Avenue, Palo Alto, CA 94301
   Designated Filer: Swartz, James R.                               Designated Filer: Swartz, James R.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)       Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006            Date of Event Requiring Statement: September 26, 2006

   Name: Accel Internet Fund IV L.P.                                Name: Burn3 L.L.C.
   Address: 428 University Avenue, Palo Alto, CA 94301              Address: 428 University Avenue, Palo Alto, CA 94301
   Designated Filer: Swartz, James R.                               Designated Filer: Swartz, James R.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)       Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006            Date of Event Requiring Statement: September 26, 2006

   Name: Accel Investors 2002 L.L.C.
   Address: 428 University Avenue, Palo Alto, CA 94301
   Designated Filer: Swartz, James R.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006

   Name: Accel VIII Associates L.L.C.
   Address: 428 University Avenue, Palo Alto, CA 94301
   Designated Filer: Swartz, James R.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006

   Name: Breyer, James W.
   Address: 428 University Avenue, Palo Alto, CA 94301
   Designated Filer: Swartz, James R.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006

   Name: Patterson, Arthur C.
   Address: 428 University Avenue, Palo Alto, CA 94301
   Designated Filer: Swartz, James R.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006

   Name: Ranzetta, Theresia Gouw
   Address: 428 University Avenue, Palo Alto, CA 94301
   Designated Filer: Swartz, James R.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006